Income Tax	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Tax
13.
INCOME TAX

The Group recorded an income tax expense of US$11 thousand and nil for six months ended June 30, 2024 and 2025, representing effective income tax rates of (5.5)% and nil%, respectively.

The effective income tax rate for six months ended June 30, 2024 and 2025 differs from the PRC statutory income tax rate of 25% primarily due to the effect of the research and development expenses bonus deduction, the preferential tax rate of 15% relating to X-Charge Technology, which qualifies as an HNTE, and the valuation allowance recorded against deferred tax assets of loss-making entities.